Exhibit 10.1



                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER


          THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of June 4, 1995, by and among VALUE HEALTH, INC., a Delaware corporation ("Parent"), VHI MERGER-SUB. CORP., a Delaware corporation and a direct, wholly-owned subsidiary of Parent ("Sub") and DIAGNOSTEK, INC., a Delaware corporation (the "Company"):


                               W I T N E S E T H

          WHEREAS, Parent, Sub and the Company entered into an Agreement and Plan of Merger dated as of March 27, 1995 (the "Merger Agreement") pursuant to which Sub will be merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS, in accordance with Section 10.3 of the Merger Agreement, Parent, Sub and the Company desire to enter into this Amendment to amend the Merger Agreement as provided herein;

          NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the parties hereto agree as follows;

          1. Exchange Ratio. Section 3.1(b) of the Merger Agreement is hereby amended to delete the number ".55" and insert in its place the number ".4975."

          2. Notice of Certain Changes or Events. Article VII of the Merger Agreement is hereby amended to add an additional Section to read in its entirety as follows:

                    Section 7.5 Notice Certain Changes or Events. Each party shall promptly give written notice to the other party upon becoming aware of the occurrence or, to its knowledge, impending or threatened occurrence, of any change in circumstances or event which would cause or constitute, in the case of a written notice by Parent, a Parent Material Adverse Effect or, in the case of a written notice by the Company, a Company Material Adverse Effect.



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          3.  Conditions to  Obligations of Parent and Sub to Effect the Merger.
Section 9.3(a) of the Merger Agreement is hereby amended in its entirety to read as follows:

          (a) The Company shall have performed in all material respects its agreements contained in this Merger Agreement required to be performed on or prior to the Effective Date, the representations and warranties of the Company contained in this Merger Agreement shall be true when made and, except as contemplated or permitted by this Merger Agreement, the representations and warranties contained in Sections 5.2, 5.3, 5.4, 5.5(b) and 5.11 shall be true on and as of the Effective Date as if made on and as of such date (except to the extent they relate to a particular date, in which case they shall remain true and correct as of the applicable date made); and Parent and Sub shall have received a certificate of the President or Chief Executive Officer or a Vice President of the Company to the foregoing effects.

          4. Delivery of Audited  Financial  Statements of the Company.  Section
9.3(d) of the Merger Agreement is hereby amended to delete the date "May 31, 1995" in the third line and insert in its place the date "June 6, 1995."

          5.  Effect  of  Amendment.   Except  as  expressly  provided  in  this
Amendment, all terms and conditions of the Merger Agreement shall remain in full force and effect without modification.

          6. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Merger Agreement.




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          IN WITNESS  WHEREOF,  Parent,  Sub and the  Company  have  caused this
Amendment to be signed by their respective officers thereunder duly authorized all as of the date first written above.

                                                 VALUE HEALTH, INC.

                                                 /s/ ROBERT E. PATRICELLI
                                                 By:   Robert E. Patricelli
                                                 Its:  Chief Executive Officer

ATTEST:

/s/ PAUL M. FINIGAN
By:   Paul M. Finigan
Its:  Vice President and General Counsel


                                                 VHI MERGER-SUB CORP.

                                                 /s/ WILLIAM McBRIDE
                                                 By:   William McBride
                                                 Its:  President and Chief
                                                       Operating Officer

ATTEST:

/s/ PAUL M. FINIGAN
By:   Paul M. Finigan
Its:  Vice President and General Counsel

                                                 DIAGNOSTEK, INC.

                                                 /s/ WILLIAM A. BARRON
                                                 By:   William A. Barron
                                                 Its:  President

ATTEST:

/s/ COURTLANDT G. MILLER
By:   Courtlandt G. Miller
Its:  Secretary